                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    JANUARY 27, 1997.


                        LYONDELL PETROCHEMICAL COMPANY
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                     1-10145              95-4160558
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(STATE OR OTHER JURISDICTION       (COMMISSION           (IRS EMPLOYER
     IDENTIFICATION NO.)         OF INCORPORATION)        FILE NUMBER)



1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS             77010
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (713) 652-7200
                                                        ---------------


                                NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS

Press Release dated January 27, 1997, reporting earnings from 4th Quarter and full year 1996. Press release dated January 27, 1997, reporting 1997 capital budget. Press release dated January 27, 1997, reporting quarterly dividend payment. Press release dated January 27, 1997, reporting management realignment and segmented reporting.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Exhibits

       Exhibit   Document
       -------   --------
       99.1             Press Release dated January 27, 1997.
       99.2             Press Release dated January 27, 1997.
       99.3             Press Release dated January 27, 1997.
       99.4             Press Release dated January 27, 1997.

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                                 EXHIBIT INDEX

Exhibit Number        Document
--------------        --------
99.1                  Press Release Dated as of January 27, 1997.
99.2                  Press Release Dated as of January 27, 1997.
99.3                  Press Release Dated as of January 27, 1997.
99.4                  Press Release Dated as of January 27, 1997.

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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 1997                  LYONDELL PETROCHEMICAL COMPANY


                                    By:   /s/ Joseph M.Putz
                                         ------------------
                                         Joseph M. Putz
                                         Vice President and Controller

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